Exhibit 10.2
2000 EQUITY INCENTIVE PLAN
OF
AUTOGENOMICS INCORPORATED
Section 1. Description of this Plan. This is the 2000 Equity Incentive Plan, dated as of December 13, 2000 (this “Plan”), of AutoGenomics Incorporated, a California corporation (the “Company”). Under this Plan, directors and employees of, and advisors and consultants to, the Company or any of its subsidiaries, to be selected as set forth below, may be granted options (“Options”) to purchase shares of the voting common stock of the Company (“Common Stock”) or be granted the right to purchase shares of Common Stock (a “Stock Purchase Right”). For purposes of this Plan, the term “subsidiary” shall have the same meaning as “subsidiary corporation” as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), where the Company is the “employer corporation.” It is intended that the Options granted under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Code and be designated “Incentive Stock Options” or not qualify for such treatment and be designated “Nonqualified Stock Options.”
Section 2. Purpose of this Plan. The purpose of this Plan is to further the growth, development and financial success of the Company by providing incentives to certain key persons by assisting them in acquiring shares of Common Stock so that they may benefit directly from the Company’s growth, development and financial success.
Section 3. Eligibility. The persons who are eligible to receive grants of Options or of Stock Purchase Rights under this Plan shall be the directors and employees of, and advisors and consultants to, the Company or any of its subsidiaries. A person who holds an Option or a Stock Purchase Right under this Plan is sometimes referred to herein as a “Participant.” A person who holds an Option under this Plan is sometimes referred to as an “Optionee.”
Section 4. Administration. This Plan shall be administered by the Board of Directors of the Company (the “Board”); provided, however, that the Board may, in its discretion, delegate the administration of this Plan at any time to a committee of the Board, in which event, all references to the “Board” in this Plan shall be deemed to be references to such committee. The Board shall grant Options and Stock Purchase Rights under this Plan and, without limiting the generality of the foregoing and subject to the terms of this Plan, shall (i) select the Participants in this Plan, (ii) specify the number of shares of Common Stock with respect to which Options or Stock Purchase Rights are granted, (iii) specify the terms and conditions of Options or Stock Purchase Rights granted under this Plan, which terms and conditions need not be identical as to the various Options and Stock Purchase Rights granted; (iv) determine whether Options are to be Incentive Stock Options or Nonqualified Stock Options; (v) interpret this Plan; (vi) prescribe, amend and rescind rules relating to this Plan; (vii) determine the rights and obligations of Participants under this Plan; and (viii) authorize the amendment of the terms of any outstanding Options or Stock Purchase Rights. The interpretation and construction by the Board of any provision of this Plan or of any Option or Stock Purchase Right granted under this Plan shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option or Stock Purchase Right granted under this Plan.
Section 5. Shares Subject to this Plan. The number of shares of Common Stock which may be purchased pursuant to the exercise of Options or Stock Purchase Rights granted under this Plan shall not exceed one million three hundred and fifty thousand (1,350,000) shares, subject to adjustment as provided in Sections 12 and 13 hereof. Upon the expiration or termination for any reason of an outstanding Option or Stock Purchase Right which shall not have been exercised in full, or in the event that any shares of Common Stock acquired pursuant to this Plan are reacquired by the Company, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise or the shares reacquired, as the case may be, shall again become available for the granting of additional Options or Stock Purchase Rights under this Plan. Subject to adjustment as provided in Sections 12 and 13 hereof, the maximum number of shares of Common Stock which may be issuable pursuant to Options and Stock Purchase Rights granted to any Participant is three hundred thousand (300,000) shares.
Section 6. Exercise Rights. Each Option granted to employees other than officers of the Company under this Plan shall vest (i.e. be exercisable) at the rate of at least 20% per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. Unless employment is terminated for cause as defined by applicable law, the terms of the Option or a contract of employment, to the extent that the Optionee is entitled to exercise the Option on the date employment terminates, the Optionee shall be entitled to exercise the Option for: (i) at least six (6) months from the date of termination if termination was caused by death or disability; or (ii) at least 30 days from the date of termination if termination was caused by other than death or disability.
Section 7. Options. Each Option granted under this Plan shall be evidenced by a written stock option agreement (an “Option Agreement”) executed by the Company and accepted by the Optionee, which shall (i) specify the number of shares of Common Stock which may be purchased pursuant thereto, the exercise price therefor, and the installments, if any, in which the Option may be exercised, (ii) indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option and, if an Incentive Stock Option, contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code, and (iii) contain such other terms and conditions not inconsistent with this Plan as the Board deems necessary or desirable to include therein. The exercise price of any Option granted under this Plan shall not be less than 85% of the fair value of the Common Stock on the date such Option is granted, and the exercise price of any Option granted under this Plan to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be 110% of such fair value.

Section 8. Stock Purchase Rights. Each Participant who receives a Stock Purchase Right shall enter into a stock purchase agreement with the Company (a “Restricted Stock Purchase Agreement”) which shall (i) specify the number of shares of Common Stock which such Participant may purchase, the purchase price therefor, and any restrictions on, and repurchase rights with respect to, such shares of Common Stock and (ii) contain such other terms and conditions not inconsistent with this Plan as the Board deems necessary or desirable to include therein. The exercise price of any Stock Purchase Right granted under this Plan shall not be less than (i) 85% of the fair value of the Common Stock on the date such Stock Purchase Right is granted or at the time the Participant purchases shares of Common Stock pursuant thereto or, (ii) in the case of a Stock Purchase Right granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, 100% of the fair value of the Common Stock on the date such Stock Purchase Right is granted or at the time the Participant purchases shares of Common Stock pursuant thereto.
Section 9. Issuance of Common Stock. The Company’s obligation to issue shares of Common Stock upon exercise of an Option or Stock Purchase Right is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the Participant (or his or her legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable.
Section 10. Nontransferability. Unless provided to the contrary in any Option Agreement or Restricted Stock Purchase Agreement, no Option or Stock Purchase Right shall be assignable or transferable, except by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Option or Stock Purchase Right, as the case may be, is to be passed to one or more beneficiaries of the Participant upon the death of the Participant. During the lifetime of a Participant, an Option or a Stock Purchase Right shall be exercisable only by such Participant. After the death of any Participant, an Option or a Stock Purchase Right may be exercised prior to its termination only by such Participant’s legal representative, legatee or a person who acquired the right to exercise such Option or Stock Purchase Right, as the case may be, by reason of the death of the Participant.
Section 11. Repurchase Right Upon Termination of Employment. To the extent that an Option Agreement or a Restricted Stock Purchase Agreement with an employee provides that, upon the termination of such employee’s employment with the Company (including termination upon death or disability, as well as resignation and termination by the Company with or without cause), the Company shall have the right to repurchase any or all of the Common Stock acquired by a Participant pursuant thereto, such provision shall comply with Sections 260.140.41(k) and 260.140.42(h) of Title 10 of the California Code of Regulations.

Section 12. Stock Splits, Stock Dividends, Recapitalizations and Reorganizations. If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for different securities through a stock split,

2

stock dividend, recapitalization, reorganization or similar capital adjustment (other than in connection with a merger or consolidation described in Section 13), appropriate adjustments shall be made in (i) the aggregate number of shares of Common Stock covered by this Plan and/or the kind of shares subject to this Plan, (ii) the number and kind of shares of capital stock which may be purchased pursuant to the exercise of outstanding Options or Stock Purchase Right granted under this Plan, and (iii) the exercise price of outstanding Options or the purchase price for outstanding Stock Purchase Rights granted under this Plan. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
Section 13. Certain Corporate Transactions. Except as otherwise provided in an Option Agreement, in the event of any Corporate Transaction (as such term is defined below), unless each outstanding Option is expressly assumed, or an equivalent option is substituted, by the corporation surviving such Corporate Transaction or by a parent or subsidiary of such surviving corporation, each outstanding Option will (i) become exercisable in full immediately prior to the consummation of such Corporate Transaction and (ii) terminate upon the consummation of such Corporate Transaction to the extent not exercised prior thereto. Any shares of Common Stock issued pursuant to any Stock Purchase Right shall, except as otherwise provided in the applicable Restricted Stock Purchase Agreement, become fully vested upon the consummation of a Corporate Transaction. As used in this Section 13, “Corporate Transaction” means any of the following stockholder approved transactions to which the Company is a party: (i) a merger or consolidation in which the Company is not the surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; (iii) any merger in which the Company is the surviving entity but in which the shares of the Company’s capital stock outstanding immediately prior to such transaction are converted into the right to receive cash, debt securities and/or equity securities of another corporation or (iv) the sale by the holders of more than 90% of the outstanding shares of the Company’s capital stock in a single transaction or a series of related transactions. The Company shall provide written notice to each holder of any Option at least ten days prior to the consummation of any Corporate Transaction, which notice shall state whether or not the outstanding Options will be expressly assumed, or equivalent options will be substituted for the outstanding Options, by the corporation surviving such Corporate Transaction or by a parent or subsidiary of such surviving corporation, and if such is not the case, stating that each outstanding Option will become exercisable in full immediately prior to the consummation of such Corporate Transaction and will terminate upon the consummation of such Corporate Transaction to the extent not exercised prior thereto. The holder of any Option which will terminate upon the consummation of any Corporate Transaction shall have the right to make such holder’s election to exercise such Option immediately prior to the consummation of such Corporate Transaction contingent upon the successful consummation of such Corporate Transaction, such that if such Corporate Transaction is not consummated, such Option shall not be deemed exercised.

Section 14. Dissolution or Liquidation. In the event of any dissolution or liquidation of the Company, each outstanding Option shall terminate immediately prior to the consummation of such dissolution or liquidation or at such other time and subject to such other conditions as shall be determined by the Board; provided, however, that the Company shall provide written notice to each holder of any Option which shall be so terminated at least ten days prior to such termination.
Section 15. Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by any Option or Stock Purchase Right until the date of the issuance of a stock certificate to such Participant for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Sections 12 and 13.
Section 16. Financial Information. A Participant shall have the right to receive financial statements at least annually. The financial statements issued to Plan Participants need not be audited nor must the financial statements be prepared in accordance with generally accepted accounting principles.
Section 17. Not an Employment Agreement. Nothing contained in this Plan or in any Option Agreement or Stock Purchase Agreement shall confer on any Participant any right to remain in the employ of the Company or one of its subsidiaries or shall limit the ability of the Company or any of its subsidiaries to terminate, with or without cause, in its sole discretion, the employment of any Participant.

3

Section 18. Withholding of Taxes. The Company or any applicable subsidiary may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such subsidiary to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise of any Option, the sale of Common Stock issued upon the exercise of any Option, the purchase of Common Stock pursuant to any Stock Purchase Right or the lapse of any restrictions on, or repurchase right with respect to, the Common Stock purchase pursuant to any Stock Purchase Right, whichever is applicable, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company’s or such subsidiary’s concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company or such subsidiary by the Participant of the required withholding tax, as the Board may determine.

Section 19. Arbitration. Any dispute or controversy concerning this Plan or any Option or Stock Purchase Right granted under this Plan, or otherwise with respect to the rights of any Participant under any Option or Option Agreement, Stock Purchase Right or Stock Purchase Agreement or this Plan, including a dispute pertaining to the validity of this Section 19, shall be resolved through binding arbitration before a single arbitrator in Orange County, California in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction. Each party shall bear such party’s own legal fees and other costs of such arbitration proceedings, and the parties shall each pay one-half of the costs of the arbitrator and of the American Arbitration Association. The arbitrator shall have no authority to require either party to pay the attorneys’ fees or costs of the other party as part of the arbitration award.
Section 20. Amendment of this Plan. The Board may make such amendments to this Plan and, with the consent of each Participant affected, make such changes in the terms and conditions of granted Options or Stock Purchase Rights as it shall deem advisable.
Section 21. Termination of this Plan. No Option or Stock Purchase Right may be granted hereunder on or after the tenth anniversary of the effective date of this Plan. This Plan shall terminate when all shares of Common Stock which may be issued hereunder have been so issued. In addition, the Board may in its absolute discretion terminate this Plan at any time. No such termination, other than as provided for herein, shall in any way affect any Option or Stock Purchase Right then outstanding.
Section 22. Effective Date of this Plan. The effective date of this Plan is December 13, 2000, the date this Plan was adopted by the Board. This Plan shall be approved by the stockholders of the Company within 12 months of the effective date of this Plan. Any Option or Stock Purchase Right exercised before such stockholder approval is obtained shall be deemed rescinded if such stockholder approval is not obtained within such 12 month period.

4

AutoGenomics, Inc.
2000 INCENTIVE STOCK OPTION AGREEMENT
A G R E E M E N T
This Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, and will be interpreted accordingly.

1.
Vesting Provisions. Your Options vest (i.e. become exercisable) over a four year period in equal annual installments of 25% of the total number of Shares on each anniversary of the Date of Grant indicated on the cover letter to this Agreement, such that from and after the fourth anniversary of the Date of Grant, the Option shall be vested as to all of the Shares and fully exercisable. These installments shall be cumulative, such that Optionee may exercise the Option as to any or all of the Shares covered by any installment at any time or times after such installment vests and prior to termination of the Option. No additional shares will vest after your employment has terminated for any reason. Optionee may, under certain circumstances and subject to certain conditions described below, exercise all or any part of this Option prior to the date on which it vests.

2.
Exercise and Delivery of Shares. The Option may be exercised only before it expires, and shall be exercisable at any time prior to termination by delivering (i) written notice to the Company specifying the number of full Shares to be purchased, (ii) payment of the Exercise Price per share in cash, by check, or in such other form of lawful consideration as the Board may approve, and (iii) an executed Restricted Stock Purchase Agreement with two executed, undated stock powers as provided in the Restricted Stock Purchase Agreement. At any time prior to the termination of Optionee’s employment with the Company, the Option may be exercised as to all or any portion of the Option that has not vested (an “early exercise”); provided, however, that the Shares purchased upon an early exercise shall be deemed “Restricted Shares” and shall be subject to the Company’s repurchase right at cost as set forth in Section 9 below. The Shares that initially constitute Restricted Shares as the result of an early exercise shall cease to be Restricted Shares at the same rate as, and only to the extent that, that portion of this Option that was exercised to purchase such Restricted Shares would have vested (sometimes referred to herein as “reverse vesting”). For example, if this Option has vested as to 25% of the Shares covered hereby and the Optionee makes an early exercise of this Option in full, then 75% of the Shares covered hereby will be deemed Restricted Shares and, such Restricted Shares will cease to be Restricted Shares (i.e., reverse vest) as provided in the cover page hereto and Section 1 above. To the extent the Option is exercised in part but not in full, (i) an exercise shall be deemed to represent an election to exercise the Option to the extent vested and any additional Shares shall be deemed Restricted Shares and (ii) the Restricted Shares will be deemed to reverse vest until all of such shares have ceased to be Restricted Shares before the remaining unexercised portion of the Option shall continue to vest. Except as otherwise expressly provided herein, vesting of the Option (and reverse vesting of any Restricted Shares) shall cease upon the termination of Optionee’s employment with the Company for any reason.

3.
Termination. This Agreement and the Option shall terminate upon the first to occur of the following: (i) ten years from the date of this Agreement; (ii) the termination of the Option as provided in Sections 14 and 15 of the Plan; (iii) the termination of Optionee’s employment with the Company for Cause (as such term is defined in the Restricted Stock Purchase Agreement); and (iv) three months after the termination of Optionee’s employment with the Company, in the event such Optionee’s employment is terminated by such Optionee or by the Company for other than Cause (unless Optionee’s employment terminates due to retirement, death or disability or Optionee dies or becomes disabled within three months of the date on which Optionee’s employment terminates (other than by the Company for Cause), in which case this Agreement and the Option shall terminate six months after Optionee’s employment terminates). A leave of absence from employment taken with the consent of the Company shall not be considered a termination of employment for purposes of this Agreement.

1

4.
Nontransferability of Option. The Option may not be assigned or transferred, except by will, by the laws of descent and distribution, or by instrument to an inter vivos or testamentary trust in which the Option is to be passed to one or more beneficiaries of Optionee upon the death of Optionee. During the lifetime of Optionee, the Option shall be exercisable only by Optionee. After the death of Optionee, the Option may be exercised prior to its termination only by Optionee’s legal representative, legatee or a person who acquired the right to exercise the Option by reason of the death of Optionee. Any attempt to assign or transfer the Option contrary to the provisions hereof shall be null and void.

5.
Adjustments. Pursuant to Sections 12 and 13 of the Plan, the number or kind of shares issuable upon exercise of the Option and/or the Exercise Price is subject to adjustment in the event of certain stock splits, stock dividends, recapitalizations, reorganizations or similar capital adjustments and in connection with certain mergers, consolidations and asset sales.

6.
Compliance With Securities Law. Optionee agrees to exercise the Option in compliance with all applicable federal and state securities laws and agrees to cooperate with the Company in taking any and all action which may be deemed necessary or desirable to ensure such compliance.

7.
Tax Consequences of Exercising this Option. The Option is intended to constitute an Incentive Stock Option under section 422 of the Code. Under the Code, upon exercise of the Option, the difference between the exercise price of the Option and the fair market value of the Shares purchased at the time of such exercise (the “Spread”) is a tax preference item for purposes of computing your alternative minimum tax for the taxable year in which the Option is exercised. To the extent that Optionee elects to make an early exercise of the Option, however, Section 83(a) of the Code provides that the Spread with respect to any

Restricted Shares (i.e., shares that are subject to the Company’s repurchase right at cost as provided below) will not constitute a tax preference item until such time as such shares vest and cease to be Restricted Shares subject to the Company’s repurchase right at cost. (Under the Code, such a repurchase right is deemed to constitute a “substantial risk of forfeiture” and the Code delays the recognition of the tax preference item until there is no substantial risk of forfeiture.) Individuals may, however, elect to recognize the entire tax preference item at the time of such early exercise, rather than when and as the Company’s repurchase right expires, by filing an election under Section 83(b) of the Code (a “Section 83(b) Election”) with the Internal Revenue Service within 30 days from the date of such early exercise. The making of an 83(b) Election may subject the individual making such election to additional tax pursuant to the alternative minimum tax provisions of the Code in the year of exercise, but will eliminate any tax preference item related to such exercise in computing such individual’s alternative minimum tax in future years. Depending on the Spread at the time of exercise and the Spread at the time the Restricted Shares vest, this could reduce (but could, under certain circumstances, also increase) the amount of tax that such individual would ultimately need to pay in connection with the exercise of the Option. The decision to make an 83(b) election is a complex one and should be reviewed carefully with a tax advisor. Optionee acknowledges, agrees and understands that (i) Optionee shall determine whether or not to make a Section 83(b) Election, (ii) Optionee shall be responsible for filing with the Internal Revenue Service the form necessary to make a Section 83(b) Election if Optionee chooses to make a Section 83(b) Election, and (iii) if Optionee makes a Section 83(b) Election, a copy of such election form must also be (x) filed with Optionee’s federal income tax return for the tax year in which the early exercise is made and (y) provided to the Chief Financial Officer of the Company. Optionee understands that the failure to file such a Section 83(b) election in a timely manner may result in adverse tax consequences to Optionee.

2

8.
Company’s Repurchase Right at Cost. During the 90 day period following Optionee’s termination of employment with the Company for any reason whatsoever (or in the case of Shares issued upon exercise of this Option in accordance with its terms after the date of termination, within 90 days after the date of such exercise), the Company shall have the right to repurchase from Optionee any or all of the Shares that constitute Restricted Shares as of the date of such termination (or subsequent exercise, as applicable) for an amount equal to the original purchase price therefor, as is more fully set forth in the Restricted Stock Purchase Agreement.

9.
Delivery of Financial Information. The Company shall provide financial statements for the Company at least annually to Optionee so long as the Option remains exercisable or, to the extent Optionee has exercised the Option, so long as Optionee continues to hold Shares purchased upon exercise hereof. (The Company shall have the right to require Optionee to confirm such fact in writing as a condition to receipt of such financial information). Acceptance of the Option shall constitute an agreement by Optionee to hold all such financial information as confidential and not to disclose such financial information to any third party other than Optionee’s family members, legal counsel and financial advisors, all of whom shall be advised of the confidential nature of such information.

10.
Issue, Transfer Taxes and Other Expenses. The Company shall pay any and all original issue and stock transfer taxes that may be imposed on the issuance or sale of Shares acquired pursuant to the exercise of the Option, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

11.
Payment of Income Taxes. The Company or any applicable subsidiary may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such subsidiary to Optionee the requisite tax upon the amount of taxable income, if any, recognized by Optionee in connection with the exercise of the Option or the sale of Common Stock issued upon the exercise of the Option, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company’s or such subsidiary’s concurrent or next payment of wages, salary, bonus or other income to Optionee or by payment to the Company or such subsidiary by Optionee of the required withholding tax, as the Board may determine.

12.
Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of personal service, (ii) on the third business day after mailing, if the document is mailed by registered mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or (iv) on the date of transmission if sent by facsimile or other means of electronic transmission, with receipt confirmed. Any such notice shall be delivered or addressed (x) to Optionee at the address set forth below Optionee’s signature to this Agreement or at the most recent address specified by Optionee through written notice under this provision and (y) to the Company at the Company’s principal executive office. Failure to conform to the requirements of this Section shall not defeat the effectiveness of notice actually received by the addressee.

13.
Option Subject to Plan. The Option is subject to and shall be governed by the terms of the Plan, a copy of which is attached hereto. Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board (or any committee of the Board to which administration of the Plan may be delegated) upon any questions arising under the Plan.

3

14.
Rights as a Stockholder. Neither Optionee nor any legal representative, heir or legatee of Optionee shall have any rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to Optionee or such representative, heir or legatee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Sections 12 and 13 of the Plan.

15.
No Rights as an Employee. Nothing contained in this Agreement or in the Plan shall confer on Optionee any right to remain in the employ of the Company or any subsidiary or shall limit the ability of the Company or any subsidiary to terminate, with or without cause, in its sole discretion, the employment of Optionee. The amount of any compensation deemed to be received by

Optionee as a result of the exercise of the Option or the sale of any shares of Common Stock acquired upon such exercise shall not constitute “earnings” for the purpose of determining any other benefits to which Optionee may be entitled, including, without limitation, benefits under any pension, profit-sharing, life insurance, or salary continuation plan which may be in existence at any time.

16.
Waiver. Optionee agrees that the Option granted hereunder represents Optionee’s only right to purchase securities of the Company as of the date hereof, and supersedes any prior promises, understandings or agreements to grant any such right to Optionee or to sell any security of the Company to Optionee at any time prior to the date hereof. By execution hereof, the Optionee hereby confirms that, except for this Option, Optionee has no other rights of any kind whatsoever to acquire securities of the Company.

17.
Arbitration of Disputes. Any dispute or controversy concerning the Option or otherwise with respect to the rights of Optionee under this Agreement, including a dispute pertaining to the validity of this Section 16, shall be resolved through binding arbitration before a single arbitrator in Orange County, California in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction. Each party shall bear such party’s own legal fees and other costs of such arbitration proceedings, and the parties shall each pay one-half of the costs of the arbitrator and of the American Arbitration Association. The arbitrator shall have no authority to require either party to pay the attorneys’ fees or costs of the other party as part of the arbitration award.

18.	Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California.

4

RESTRICTED STOCK PURCHASE AGREEMENT
This RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this              day of                     , 200        , by and between AutoGenomics, Inc., a California corporation (the “Company”), and the undersigned optionee of the Company (“Optionee”).
R E C I T A L S
A. Optionee has been granted an option (the “Option”) under the Company’s 2000 Equity Incentive Plan (the “Plan”) to purchase              shares (the “Shares”) of the voting common stock of the Company (the “Common Stock”) pursuant to the terms of that certain option agreement dated as of                      by and between the Company and Optionee (the “Option Agreement”). As of the date hereof,             Shares are fully vested and the remaining                  Shares will vest annually in equal installments of                  Shares (to the extent not yet vested, such unvested Shares are “Restricted Shares”, as such term is more fully defined in the Option Agreement).
B. Optionee desires to exercise the Option in accordance with the terms of the Option Agreement.
C. Pursuant to the terms of the Option, Optionee agreed to execute additional documents, including this Agreement, in order to purchase the Shares and agreed that the Shares would be subject to certain rights and restrictions as provided herein.
A G R E E M E N T
In consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties, intending to be legally bound, agree as follows:
1. Payment of Purchase Price; Delivery of Stock Certificates. The Company hereby sells to Optionee the Shares at a purchase price of $             per share for an aggregate purchase price of $            (the “Purchase Price”). Upon the execution of this Agreement, Optionee shall pay the Purchase Price to the Company in cash, by wire transfer of funds or by certified or cashier’s check or by any other form of lawful consideration approved by the Board of Directors of the Company (the “Board”). Upon the Company’s receipt of payment of the Purchase Price from Optionee, the Company shall issue a stock certificate or certificates representing the Shares registered in Optionee’s name. To facilitate compliance with and enforcement of this Agreement, such stock certificate or certificates shall be delivered to and held by the Secretary of the Company and Optionee shall, concurrently with the execution hereof, deliver to the Secretary of the Company two undated stock powers executed in blank. The stock certificates shall be legended in accordance with Section 12 below, and shall be subject to the rights and restrictions as specifically set forth in this Agreement.

2. Rights and Restrictions with Respect to the Shares. The Shares shall be subject, in the manner and under the circumstances set forth herein, to certain rights, limitations and conditions. No transfer or attempted transfer of any interest in the Shares shall be effective for any purpose, or confer on any transferee thereof, any rights whatsoever, unless made in compliance with the terms and conditions of this Agreement. Restricted Shares may not be transferred under any circumstances until such time as such Restricted Shares vest and cease to be Restricted Shares. Restricted Shares shall cease any reverse vesting (as such term is defined in the Option Agreement) upon termination of Optionee’s status as an employee, director, consultant or advisor to the Company.
3. Repurchase Right Upon Termination of Service.
(a) Termination for Cause. Upon the termination of Optionee’s service with the Company for Cause (as such term is defined below), the Company shall have the right and option, but not the obligation, exercisable for a period of 90 days after the later of (i) the effective date of such termination and (ii), if any Shares are issued after the date of such termination upon a permitted exercise of the Option in accordance with the terms of the Option Agreement, the date of such post-termination permitted exercise, to repurchase any or all of the

Shares for a price equal to the purchase price paid for the Shares to be repurchased. The repurchase rights provided in this Section 3(a) are freely assignable by the Company and may be exercised at any time during such 90-day period by delivering to Optionee a written notice of repurchase together with a corporate check in the amount of the purchase price for the Shares to be repurchased. Upon tendering such purchase price, the Shares so purchased shall cease to be outstanding for all purposes. Optionee hereby authorizes and instructs the Secretary of the Company to complete one or more of the stock powers delivered concurrently herewith and to deliver such stock power to the Company together with one or more of the stock certificates delivered herewith in order to effect any repurchase pursuant to this Section 3(a). As used in this Section 3, termination of service for “Cause” shall mean the termination of Optionee’s service upon (A) a determination by the Board that Optionee has intentionally engaged in an act of fraud, dishonesty or other intentional misconduct which has materially harmed the Company or its reputation, (B) a determination by the Board that Optionee has intentionally and materially failed or refused to perform duties reasonably assigned to Optionee which failure or refusal has not been cured within thirty days after written notice to Optionee from the Company specifying the nature of such failure or refusal and of the Company’s intention to terminate Optionee for Cause if such failure or refusal is not cured within such thirty day period, or (C) Optionee’s conviction of a felony or misdemeanor involving intentional conduct involving moral turpitude or which the Board has determined materially harms the Company or its reputation (excluding traffic violations of all kinds). The Company’s repurchase rights set forth in this Section 3(a) shall terminate upon the first to occur of (i) the written agreement of the Company and Optionee and (ii) the consummation by the Company of the first sale of Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement declared effective under the Act; provided, however, that no such termination pursuant to such a public offering will be effective with respect to any Restricted Shares until such time as such Restricted Shares vest and cease to be Restricted Shares.

(b) Termination Other Than for Cause. Upon the termination of Optionee’s service with the Company for any reason other than for Cause (including termination upon death or disability, resignation by Optionee or termination by the Company without Cause), the Company shall have the right and option, but not the obligation, which right shall be exercisable for a period of 90 days after the later of (i) the effective date of such termination and (ii), if any Shares are issued after the date of such termination upon a permitted exercise of the Option in accordance with the terms of the Option Agreement, the date of such post-termination permitted exercise, to repurchase any or all of the Restricted Shares then held by Optionee for a price equal to the purchase price paid for such Restricted Shares being repurchased. The repurchase rights provided in this Section 3(b) are freely assignable by the Company and may be exercised at any time during such 90-day period by delivering to Optionee a written notice of repurchase together with a corporate check in the amount of the purchase price for the Restricted Shares to be repurchased. Upon tendering such purchase price, the Restricted Shares so purchased shall cease to be outstanding for all purposes. Optionee hereby authorizes and instructs the Secretary of the Company to complete one or more of the stock powers delivered concurrently herewith and to deliver such stock power to the Company together with one or more of the stock certificates delivered herewith in order to effect any repurchase pursuant to this Section 3(b).
4. Right of First Offer in Favor of the Company. If, at any time, Optionee desires to sell all or any portion of the Shares that do not constitute Restricted Shares (Restricted Shares may not be sold under any circumstances), Optionee shall deliver a written notice (the “First Offer Notice”) to the Company setting forth the terms on which Optionee would be willing to sell such Shares and shall therein offer to sell such Shares (the “Offered Shares”) to the Company on the terms set forth in the First Offer Notice. The First Offer Notice shall include at least the number of Offered Shares, the price at which the Offered Shares are being offered for sale and any other material terms and conditions for the purchase of the Offered Shares. For a period of 30 days following receipt of the First Offer Notice, the Company shall have the right and option, but not the obligation, to purchase any or all of the Offered Shares in the same manner and on the same terms and conditions as set forth in the First Offer Notice. In the event the Company elects to purchase any of the Offered Shares, the Company shall give written notice to Optionee of the Company’s election within 30 days of receipt of the Offer Notice indicating the number of Offered Shares the Company is electing to purchase, and shall consummate the purchase of such Offered Shares within 30 days of such notice of election upon the terms set forth in the First Offer Notice. In the event the Company does not respond to the First Offer Notice within such 30-day period, the Company shall be deemed to have declined to exercise its rights under this Section 4. In the event the Company does not purchase all of the Offered Shares, Optionee may, subject to the provisions of Section 7 below, sell the Offered Shares which are not purchased by the Company to any third party on terms no more favorable to such third party than the terms set forth in the First Offer Notice; provided, however, that if such sale is not consummated within 90 days of the date the Company exercises, declines to exercise or is deemed to have declined to exercise its rights under this Section 4, then the Offered Shares shall again be subject to all of the restrictions of this Section 4.
5. Right of First Refusal in Favor of the Company. If Optionee receives a Bona Fide Third Party Offer (as such term is defined below) to purchase all or any portion of the Shares that do not constitute Restricted Shares (Restricted Shares may not be sold under any circumstances), regardless of whether such Bona Fide Third Party Offer is unsolicited or is obtained as a result of Optionee’s efforts following compliance with Section 4 above, and Optionee desires to accept such Bona Fide Third Party Offer, Optionee shall, within 30 days of the receipt thereof, deliver a written notice (the “Right of First Refusal Notice”) to the Company setting forth the terms of the Bona Fide Third Party Offer and shall therein offer to sell such Shares (the “Right of First Refusal Shares”) to the Company on the terms set forth in the Bona Fide Third Party Offer. As used herein, “Bona Fide Third Party Offer” shall mean an arms-length offer in writing by a third party to Optionee which shall include at least the following: (i) the third party’s expressed offer to purchase the Right of First Refusal Shares; (ii) the price per share to purchase the Right of First Refusal Shares; and (iii) the method of payment and other terms and conditions for the purchase of the Right of First Refusal Shares. For a period of 30 days following receipt of the Right of First Refusal Notice, the Company shall have the right and option, but not the obligation, to purchase any or all of the Right of First Refusal Shares in the same manner and on the same terms and conditions as set forth in the Bona Fide Third Party Offer. In the event the Company elects to purchase any of the Right of First Refusal Shares, the Company shall give written notice to Optionee of the Company’s election within 30 days of receipt of the Right of First Refusal Notice indicating the number of Right of First Refusal Shares the Company is electing to purchase, and shall consummate the purchase of such Right of First Refusal Shares within 30 days of such notice of election upon the terms set forth in the Right of First Refusal Notice. In the event the Company does not respond to the Right of First Refusal Notice within such 30-day period, the Company shall be deemed to have declined to exercise its rights under this Section 5. In the event the Company does not purchase all of the Right of First Refusal Shares, Optionee may sell the Right of First Refusal Shares which are not purchased by the Company to the third party in accordance with the terms set forth in the Bona Fide Third Party Offer; provided, however, that if the proposed transaction is not consummated within 30 days of the date the Company exercises, declines to exercise or is deemed to have declined to exercise its rights hereunder, then the Right of First Refusal Shares shall again be subject to all of the restrictions of this Section 5.
6. Permitted Transfers. The restrictions of Sections 4 and 5 shall not apply to (i) a transfer of any Shares by Optionee either during Optionee’s lifetime or on death by will or intestacy or by gift, to Optionee’s ancestors, descendants, or spouse or to a trust, partnership or other legal entity for the benefit of any such person or persons, provided, in each such case the transferee or donee shall receive and hold such Shares subject to this Agreement and there shall be no further transfer of such Shares except in accordance with this Agreement, (ii) the proposed sale by Optionee of any Shares to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or (iii) the proposed sale by Optionee of any Shares in any transaction or series of transactions in which ownership of all or substantially all of the outstanding capital stock of the Company is being transferred; provided, however, that Restricted Shares may not be transferred under any circumstances.
7. No Sales to Competitors. The provisions of Section 4 and 5 notwithstanding, Optionee may not offer the Shares for sale to, nor entertain any offer to purchase any Shares from, any person, corporation or other entity which is engaged in any business which competes with or provides services similar to those provided by the Company.

8. Stock Dividends, Stock Splits and Recapitalizations. If, from time to time during the term of this Agreement, there is any stock dividend, stock split, recapitalization or other change in the character or amount of any of the outstanding shares of Common Stock, then any and all new, substituted or additional securities to which Optionee is entitled by reason of Optionee’s ownership of the Shares, shall be immediately subject to the terms of this Agreement and be deemed “Shares” for all purposes of this Agreement with the same force and effect as the original Shares from time to time subject to this Agreement.

9. Market Stand-Off. Optionee agrees that, during the period specified by the Company and any underwriter (if an underwritten offering) of the Common Stock following the effective date of a registration statement of the Company filed under the Act, Optionee shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any of the Shares during such period. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such period. Purchaser further agrees to execute a separate lock-up agreement for the benefit of any underwriter consistent with Purchaser’s obligations under this Section 10.
10. Representations of Optionee. Optionee represents and warrants to the Company as follows:
(a) Optionee has sufficient knowledge of the business of the Company and has had an opportunity to discuss with representatives of the Company the conditions of and prospects for the continued operation and financing of the Company and has been provided access to all available information requested by Optionee so as to have the capacity to evaluate the relative merits and risks of purchasing the Shares.
(b) Optionee is purchasing the Shares for Optionee’s own account for investment purposes and not for the account of any other person or entity and not with a view to or for sale in connection with any distribution of all or any part of the Shares.
(c) Optionee acknowledges and understands that the Option and the Shares have not been registered under the Act, or qualified under any applicable state securities laws or regulations and that the Shares are being offered in reliance upon exemptions from the registration requirements of the Act and such laws and regulations and that, as such, the Shares may not be resold without registration under the Act and applicable state securities laws or an applicable exemption thereto. Optionee acknowledges that the certificate or certificates evidencing the Shares will bear a legend indicating that the Shares are subject to restrictions on resale under the Act and applicable state securities laws and regulations.

11. Legends. Each certificate or certificates representing the Shares subject to this Agreement shall have endorsed upon them a legend substantially as follows:
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE ISSUER, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.”
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”
12. Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be judicially declared to be invalid, unenforceable, void or voidable, such decision will not have the effect of invalidating, voiding or rendering voidable the remainder of this Agreement or affect the application of such provision to other persons or circumstances or in other jurisdictions, and the parties agree that the provision of this Agreement so held to be invalid, unenforceable, void or voidable will be deemed to have been stricken (except as set forth in the following sentence of this Section) and the remainder of this Agreement will have the same force and effect as if such provision had never been included. In the event that any provision of this Agreement, or the application of such provision to any person or circumstance, is judicially declared to be invalid, unenforceable, void or voidable by reason of being unreasonably broad in scope or by reason of extending for an unreasonably long period of time, then such provision or application shall be reduced and reformed by such court to a scope or time period which such court shall deem reasonable.
13. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

14. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of personal service, (ii) on the third business day after mailing, if the document is mailed by registered mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt conformed by the courier, or (iv) on the date of transmission if sent by telecopy or other means of electronic transmission, with receipt confirmed. Any such notice shall be delivered or addressed (x) to Optionee at the address set forth below Optionee’s signature to this Agreement or at the most recent address specified by Optionee through written notice under this provision and (y) to the Company at the Company’s principal executive office. Failure to conform to the requirements of this Section shall not defeat the effectiveness of notice actually received by the addressee.
15. Entire Agreement. This Agreement, together with the Option and the Plan constitute the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements, understandings and discussions, whether written or oral, with respect thereto.

16. Amendment. This Agreement may only be amended by both the written agreement of the Company and Optionee.
17. Successors and Assigns. Except as otherwise expressly provided herein, the terms of this Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties and their heirs, successors and assigns.
18. Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.
19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
20. Arbitration. Any dispute or controversy arising out of or relating to this Agreement or any breach or alleged breach of this Agreement, shall be resolved through binding arbitration before a single arbitrator in Orange County, California in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction. Each party shall bear such party’s own legal fees and other costs of such arbitration proceedings, and the parties shall each pay one-half of the costs of the arbitrator and of the American Arbitration Association. The arbitrator shall have no authority to require either party to pay the attorneys’ fees or costs of the other party as part of the arbitration award.
[ remainder of page intentionally left blank; signature page follows ]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE "COMPANY"	"OPTIONEE"
AUTOGENOMICS, INC.
Print or Type Name of Optionee
By:
Title:	Signature of Optionee

Optionee's Address:

Facsimile No.:
Phone No.:
Email.:

AutoGenomics, Inc.
2000 INCENTIVE STOCK OPTION AGREEMENT
A G R E E M E N T
This Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, and will be interpreted accordingly.

1.
Vesting Provisions. Your Options vest (i.e. become exercisable) over a four year period in equal annual installments of 25% of the total number of Shares on each anniversary of the Date of Grant indicated on the cover letter to this Agreement, such that from and after the fourth anniversary of the Date of Grant, the Option shall be vested as to all of the Shares and fully exercisable. These installments shall be cumulative, such that Optionee may exercise the Option as to any or all of the Shares covered by any installment at any time or times after such installment vests and prior to termination of the Option. No additional shares will vest after your employment has terminated for any reason. Optionee may, under certain circumstances and subject to certain conditions described below, exercise all or any part of this Option prior to the date on which it vests.

2.
Exercise and Delivery of Shares. The Option may be exercised only before it expires, and shall be exercisable at any time prior to termination by delivering (i) written notice to the Company specifying the number of full Shares to be purchased, (ii) payment of the Exercise Price per share in cash, by check, or in such other form of lawful consideration as the Board may approve, and (iii) an executed Restricted Stock Purchase Agreement with two executed, undated stock powers as provided in the Restricted Stock Purchase Agreement. At any time prior to the termination of Optionee’s employment with the Company, the Option may be exercised as to all or any portion of the Option that has not vested (an “early exercise”); provided, however, that the Shares purchased upon an early exercise shall be deemed “Restricted Shares” and shall be subject to the Company’s repurchase right at cost as set forth in Section 9 below. The Shares that initially constitute Restricted Shares as the result of an early exercise shall cease to be Restricted Shares at the same rate as, and only to the extent that, that portion of this Option that was exercised to purchase such Restricted Shares would have vested (sometimes referred to herein as “reverse vesting”). For example, if this Option has vested as to 25% of the Shares covered hereby and the Optionee makes an early exercise of this Option in full, then 75% of the Shares covered hereby will be deemed Restricted Shares and, such Restricted Shares will cease to be Restricted Shares (i.e., reverse vest) as provided in the cover page hereto and Section 1 above. To the extent the Option is exercised in part but not in full, (i) an exercise shall be deemed to represent an election to exercise the Option to the extent vested and any additional Shares shall be deemed Restricted Shares and (ii) the Restricted Shares will be deemed to reverse vest until all of such shares have ceased to be Restricted Shares before the remaining unexercised portion of the Option shall continue to vest. Except as otherwise expressly provided herein, vesting of the Option (and reverse vesting of any Restricted Shares) shall cease upon the termination of Optionee’s employment with the Company for any reason.

3.
Termination. This Agreement and the Option shall terminate upon the first to occur of the following: (i) ten years from the date of this Agreement; (ii) the termination of the Option as provided in Sections 14 and 15 of the Plan; (iii) the termination of Optionee’s employment with the Company for Cause (as such term is defined in the Restricted Stock Purchase Agreement); and (iv) three months after the termination of Optionee’s employment with the Company, in the event such Optionee’s employment is terminated by such Optionee or by the Company for other than Cause (unless Optionee’s employment terminates due to retirement, death or disability or Optionee dies or becomes disabled within three months of the date on which Optionee’s employment terminates (other than by the Company for Cause), in which case this Agreement and the Option shall terminate six months after Optionee’s employment terminates). A leave of absence from employment taken with the consent of the Company shall not be considered a termination of employment for purposes of this Agreement.

1

4.
Nontransferability of Option. The Option may not be assigned or transferred, except by will, by the laws of descent and distribution, or by instrument to an inter vivos or testamentary trust in which the Option is to be passed to one or more beneficiaries of Optionee upon the death of Optionee. During the lifetime of Optionee, the Option shall be exercisable only by Optionee. After the death of Optionee, the Option may be exercised prior to its termination only by Optionee’s legal representative, legatee or a person who acquired the right to exercise the Option by reason of the death of Optionee. Any attempt to assign or transfer the Option contrary to the provisions hereof shall be null and void.

5.
Adjustments. Pursuant to Sections 12 and 13 of the Plan, the number or kind of shares issuable upon exercise of the Option and/or the Exercise Price is subject to adjustment in the event of certain stock splits, stock dividends, recapitalizations, reorganizations or similar capital adjustments and in connection with certain mergers, consolidations and asset sales.

6.
Compliance With Securities Law. Optionee agrees to exercise the Option in compliance with all applicable federal and state securities laws and agrees to cooperate with the Company in taking any and all action which may be deemed necessary or desirable to ensure such compliance.

7.
Tax Consequences of Exercising this Option. The Option is intended to constitute an Incentive Stock Option under section 422 of the Code. Under the Code, upon exercise of the Option, the difference between the exercise price of the Option and the fair market value of the Shares purchased at the time of such exercise (the “Spread”) is a tax preference item for purposes of computing your alternative minimum tax for the taxable year in which the Option is exercised. To the extent that Optionee elects to make an early exercise of the Option, however, Section 83(a) of the Code provides that the Spread with respect to any Restricted Shares (i.e., shares that are subject to the Company’s repurchase right at cost as provided below) will not constitute a tax preference item until such time as such shares vest and cease to be Restricted Shares subject to the Company’s repurchase right at cost. (Under the Code, such a repurchase right is deemed to constitute a “substantial risk of forfeiture” and the Code delays the recognition of the tax preference item until there is no substantial risk of forfeiture.) Individuals may, however, elect to recognize the entire tax preference item at the time of such early exercise, rather than when and as the Company’s repurchase right expires, by filing an election under Section 83(b) of the Code (a “Section 83(b) Election”) with the Internal Revenue Service within 30 days from the date of such early exercise. The making of an 83(b) Election may subject the individual making such election to additional tax pursuant to the alternative minimum tax provisions of the Code in the year of exercise, but will eliminate any tax preference item related to such exercise in computing such individual’s alternative minimum tax in future years. Depending on the Spread at the time of exercise and the Spread at the time the Restricted Shares vest, this could reduce (but could, under certain circumstances, also increase) the amount of tax that such individual would ultimately need to pay in connection with the exercise of the Option. The decision to make an 83(b) election is a complex one and should be reviewed carefully with a tax advisor. Optionee acknowledges, agrees and understands that (i) Optionee shall determine whether or not to make a Section 83(b) Election, (ii) Optionee shall be responsible for filing with the Internal Revenue Service the form necessary to make a Section 83(b) Election if Optionee chooses to make a Section 83(b) Election, and (iii) if Optionee makes a Section 83(b) Election, a copy of such election form must also be (x) filed with Optionee’s federal income tax return for the tax year in which the early exercise is made and (y) provided to the Chief Financial Officer of the Company. Optionee understands that the failure to file such a Section 83(b) election in a timely manner may result in adverse tax consequences to Optionee.

2

8.
Company’s Repurchase Right at Cost. During the 90 day period following Optionee’s termination of employment with the Company for any reason whatsoever (or in the case of Shares issued upon exercise of this Option in accordance with its terms after the date of termination, within 90 days after the date of such exercise), the Company shall have the right to repurchase from Optionee any or all of the Shares that constitute Restricted Shares as of the date of such termination (or subsequent exercise, as applicable) for an amount equal to the original purchase price therefor, as is more fully set forth in the Restricted Stock Purchase Agreement.

9.
Delivery of Financial Information. The Company shall provide financial statements for the Company at least annually to Optionee so long as the Option remains exercisable or, to the extent Optionee has exercised the Option, so long as Optionee continues to hold Shares purchased upon exercise hereof. (The Company shall have the right to require Optionee to confirm such fact in writing as a condition to receipt of such financial information). Acceptance of the Option shall constitute an agreement by Optionee to hold all such financial information as confidential and not to disclose such financial information to any third party other than Optionee’s family members, legal counsel and financial advisors, all of whom shall be advised of the confidential nature of such information.

10.
Issue, Transfer Taxes and Other Expenses. The Company shall pay any and all original issue and stock transfer taxes that may be imposed on the issuance or sale of Shares acquired pursuant to the exercise of the Option, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

11.
Payment of Income Taxes. The Company or any applicable subsidiary may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such subsidiary to Optionee the requisite tax upon the amount of taxable income, if any, recognized by Optionee in connection with the exercise of the Option or the sale of Common Stock issued upon the exercise of the Option, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company’s or such subsidiary’s concurrent or next payment of wages, salary, bonus or other income to Optionee or by payment to the Company or such subsidiary by Optionee of the required withholding tax, as the Board may determine.

12.
Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of personal service, (ii) on the third business day after mailing, if the document is mailed by registered mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or (iv) on the date of transmission if sent by facsimile or other means of electronic transmission, with receipt confirmed. Any such notice shall be delivered or addressed (x) to Optionee at the address set forth below Optionee’s signature to this Agreement or at the most recent address specified by Optionee through written notice under this provision and (y) to the Company at the Company’s principal executive office. Failure to conform to the requirements of this Section shall not defeat the effectiveness of notice actually received by the addressee.

13.
Option Subject to Plan. The Option is subject to and shall be governed by the terms of the Plan, a copy of which is attached hereto. Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board (or any committee of the Board to which administration of the Plan may be delegated) upon any questions arising under the Plan.

3

14.
Rights as a Stockholder. Neither Optionee nor any legal representative, heir or legatee of Optionee shall have any rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to Optionee or such representative, heir or legatee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Sections 12 and 13 of the Plan.

15.
No Rights as an Employee. Nothing contained in this Agreement or in the Plan shall confer on Optionee any right to remain in the employ of the Company or any subsidiary or shall limit the ability of the Company or any subsidiary to terminate, with or without cause, in its sole discretion, the employment of Optionee. The amount of any compensation deemed to be received by

Optionee as a result of the exercise of the Option or the sale of any shares of Common Stock acquired upon such exercise shall not constitute “earnings” for the purpose of determining any other benefits to which Optionee may be entitled, including, without limitation, benefits under any pension, profit-sharing, life insurance, or salary continuation plan which may be in existence at any time.

16.
Arbitration of Disputes. Any dispute or controversy concerning the Option or otherwise with respect to the rights of Optionee under this Agreement, including a dispute pertaining to the validity of this Section 16, shall be resolved through binding arbitration before a single arbitrator in Orange County, California in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction. Each party shall bear such party’s own legal fees and other costs of such arbitration proceedings, and the parties shall each pay one-half of the costs of the arbitrator and of the American Arbitration Association. The arbitrator shall have no authority to require either party to pay the attorneys’ fees or costs of the other party as part of the arbitration award.

17.	Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California.

4

NONQUALIFIED STOCK OPTION AGREEMENT
This Nonqualified Stock Option Agreement (this “Agreement”) is made and entered into as of [DATE] (the “Date of Grant”), by and between AutoGenomics, Inc., a California corporation (the “Company”), and [NAME] (“Optionee”).
R E C I T A L S
A. The Board of Directors (the “Board”) has adopted and approved the 2000 Equity Incentive Plan of the Company (the “Plan”), a copy of which is attached hereto as Exhibit I, for the purpose of granting stock options and the right to purchase common stock of the Company to employees and directors of, and advisors and consultants to, the Company.
B. The Board has authorized the granting of a stock option under the Plan to Optionee on the terms and subject to the conditions of this Agreement.
A G R E E M E N T
In consideration of the foregoing recitals and of the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:
1. Grant. The Company hereby grants to Optionee an option (the “Option”) to purchase up to a maximum of ________ shares (the “Shares”) of the voting common stock of the Company (“Common Stock”), on the terms and subject to the conditions of this Agreement and the Plan. The Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
2. Exercise Price. The price at which Optionee shall be entitled to purchase the Shares is $_____ per share (the “Exercise Price”).
3. Vesting Provisions. The Option shall be deemed vested, (i.e., exercisable) in one installment of ______ Shares (100% of the total number of Shares) on the anniversary of the Date of Grant, such that, from and after the first anniversary of the Date of Grant, the Option shall be vested as to all of the Shares and fully exercisable.
4. Exercise and Delivery of Shares. The Option may be exercised only before it expires, and shall be exercisable at any time prior to termination by delivering (i) written notice to the Company specifying the number of full Shares to be purchased, (ii) payment of the Exercise Price in cash, by check, or in such other form of lawful consideration as the Board may approve, and (iii) an executed Restricted Stock Purchase Agreement in the form attached hereto as Exhibit II together with two executed, undated stock powers as provided in the Restricted Stock Purchase Agreement. At any time prior to the termination of Optionee’s status as an advisor to the Company, the Option may be exercised as to all or any portion of the Option that has not vested (an “early exercise”); provided, however, that the Shares purchased upon an early exercise shall be deemed “Restricted Shares” and shall be subject to the Company’s repurchase right at cost as set forth in Section 10 below. The Shares that initially constitute Restricted Shares as the result of an early exercise shall cease to be Restricted Shares at the same rate as, and only to the extent that, that portion of this Option that was exercised to purchase such Restricted Shares would have vested (sometimes referred to herein as “reverse vesting”). For example, if this Option has vested as to 25% of the Shares covered hereby and the Optionee makes an early exercise of this Option in full, then 75% of the Shares covered hereby will be deemed Restricted Shares and, such Restricted Shares will cease to be Restricted Shares (i.e., reverse vest) as provided in Section 3 above. To the extent the Option is exercised in part but not in full, (i) an exercise shall be deemed to represent an election to exercise the Option to the extent vested and any additional Shares shall be deemed Restricted Shares and (ii) the Restricted Shares will be deemed to reverse vest until all of such shares have ceased to be Restricted Shares before the remaining unexercised portion of the Option shall continue to vest as provided in Section 3 above. Except as otherwise expressly provided herein, vesting of the Option (and reverse vesting of any Restricted Shares) shall cease upon the termination of Optionee’s status as an advisor to the Company for any reason.
5. Termination. This Agreement and the Option shall terminate upon the first to occur of the following:

1

(a) Ten years from the date of this Agreement;
(b) The termination of the Option as provided in Sections 13 and 14 of the Plan;
(c) The termination of Optionee’s status as an advisor to the Company for Cause (as such term is defined in Section 3 of Exhibit II (the Restricted Stock Purchase Agreement) attached hereto); and
(d) Three months after the termination of Optionee’s status as an advisor to the Company, in the event such status is terminated by Optionee or by the Company for other than Cause (unless such status terminates due to retirement, death or disability or Optionee dies or becomes disabled within three months of the date on which such status is terminated (other than by the Company for Cause), in which case this Agreement and the Option shall terminate six months after Optionee’s status as an advisor to the Company terminates).
6. Nontransferability of Option. The Option may not be assigned or transferred, except by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to one or more beneficiaries of Optionee upon the death of Optionee. During the lifetime of Optionee, the Option shall be exercisable only by Optionee. After the death of Optionee, the Option may be exercised prior to its termination only by Optionee’s legal representative, legatee or a person who acquired the right to exercise the Option by reason of the death of Optionee. Any attempt to assign or transfer the Option contrary to the provisions hereof shall be null and void.

7. Adjustments. Pursuant to Sections 12 and 13 of the Plan, the number or kind of shares issuable upon exercise of the Option and/or the Exercise Price is subject to adjustment in the event of certain stock splits, stock dividends, recapitalizations, reorganizations or similar capital adjustments and in connection with certain mergers, consolidations and asset sales.
8. Compliance With Securities Law. Optionee agrees to exercise the Option in compliance with all applicable federal and state securities laws and agrees to cooperate with the Company in taking any and all action which may be deemed necessary or desirable to ensure such compliance.
9. Tax Consequences of Exercising this Option. This Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. Under the Code, upon exercise of the Option, the difference between the exercise price of the Option and the fair market value of the Shares purchased at the time of such exercise is taxable as ordinary income and is subject to applicable withholding taxes. To the extent that Optionee elects to make an early exercise of the Option, however, Section 83(a) of the Code provides that with respect to any Restricted Shares (i.e., shares that are subject to the Company’s repurchase right at cost as provided below), the recognition of ordinary income occurs at such time as such shares vest and cease to be Restricted Shares subject to the Company’s repurchase right at cost, such that the difference between the exercise price of the Option and the fair market value of the Shares at such time as such shares vest and cease to be Restricted Shares (the “Spread”) is taxable as ordinary income, subject to withholding taxes, as of the date such shares vest and cease to be Restricted Shares. (Under the Code, the Company’s repurchase right is deemed to constitute a “substantial risk of forfeiture” and the Code delays the recognition of the Spread until there is no substantial risk of forfeiture.) Individuals may elect to recognize the entire Spread at the time of such early exercise, rather than when and as the Company’s repurchase right expires, by filing an election under Section 83(b) of the Code (a “Section 83(b) Election”) with the Internal Revenue Service within 30 days from the date of such early exercise. The making of an 83(b) Election will subject the individual making such election to additional ordinary income tax in the year of such early exercise, but will eliminate any ordinary income taxes related to such early exercise in future years. Depending on the Spread at the time of exercise and the Spread at the time the Restricted Shares vest, this could reduce (but could, under certain circumstances, also increase) the amount of tax that such individual would ultimately need to pay in connection with the exercise of the Option. The decision to make an 83(b) election is a complex one and should be reviewed carefully with a tax advisor. Optionee acknowledges, agrees and understands that (i) Optionee shall determine whether or not to make a Section 83(b) Election, (ii) Optionee shall be responsible for timely filing with the Internal Revenue Service the form necessary to make a Section 83(b) Election if Optionee chooses to make a Section 83(b) Election, and (iii) if Optionee makes a Section 83(b) Election, a copy of such election form must also be (x) filed with Optionee’s federal income tax return for the tax year in which the early exercise is made and (y) provided to the Chief Financial Officer of the Company. Optionee understands that the failure to file such a Section 83(b) election in a timely manner may result in adverse tax consequences to Optionee.

2

10. Company’s Repurchase Right at Cost. During the 90 day period following termination of Optionee’s status as an advisor to the Company for any reason whatsoever (or in the case of Shares issued upon exercise of this Option in accordance with its terms after the date of termination, within 90 days after the date of such exercise), the Company shall have the right to repurchase from Optionee any or all of the Shares that constitute Restricted Shares as of the date of such termination (or subsequent exercise, as applicable) for an amount equal to the original purchase price therefor, as is more fully set forth in Section 3 of Exhibit II (the Restricted Stock Purchase Agreement) attached hereto.
11. Delivery of Financial Information. The Company shall provide financial statements for the Company at least annually to Optionee so long as the Option remains exercisable or, to the extent Optionee has exercised the Option, so long as Optionee continues to hold Shares purchased upon exercise hereof. (The Company shall have the right to require Optionee to confirm such fact in writing as a condition to receipt of such financial information). Acceptance of the Option shall constitute an agreement by Optionee to hold all such financial information as confidential and not to disclose such financial information to any third party other than Optionee’s family members, legal counsel and financial advisors, all of whom shall be advised of the confidential nature of such information.
12. Issue, Transfer Taxes and Other Expenses. The Company shall pay any and all original issue and stock transfer taxes that may be imposed on the issuance or sale of Shares acquired pursuant to the exercise of the Option, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.
13. Payment of Income Taxes. The Company or any applicable subsidiary may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such subsidiary to Optionee the requisite tax upon the amount of taxable income, if any, recognized by Optionee in connection with the exercise of the Option or the sale of Common Stock issued upon the exercise of the Option, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company’s or such subsidiary’s concurrent or next payment of wages, salary, bonus or other income to Optionee or by payment to the Company or such subsidiary by Optionee of the required withholding tax, as the Board may determine.
14. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of personal service, (ii) on the third business day after mailing, if the document is mailed by registered mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or (iv) on the date of transmission if sent by facsimile or other means of electronic transmission, with receipt confirmed. Any such notice shall be delivered or addressed (x) to Optionee at the address set forth below Optionee’s signature to this Agreement or at the most recent address specified by Optionee through written notice under this provision and (y) to the Company at the Company’s principal executive office. Failure to conform to the requirements of this Section shall not defeat the effectiveness of notice actually received by the addressee.

15. Option Subject to Plan. The Option is subject to and shall be governed by the terms of the Plan, a copy of which is attached hereto. Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board (or any committee of the Board to which administration of the Plan may be delegated) upon any questions arising under the Plan.
16. Rights as a Stockholder. Neither Optionee nor any legal representative, heir or legatee of Optionee shall have any rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to Optionee or such representative, heir or legatee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Sections 12 and 13 of the Plan.
17. No Rights to Existing Status. Nothing contained in this Agreement or in the Plan shall confer on Optionee any right to continue his or her existing status as an advisor to the Company or shall limit the ability of the Company or any subsidiary to terminate, with or without cause, in its sole discretion, Optionee’s status as an advisor to the Company.

3

18. Waiver. Optionee agrees that the Option granted hereunder represents Optionee’s only right to purchase securities of the Company as of the date hereof, and supersedes any prior promises, understandings or agreements to grant any such right to Optionee or to sell any security of the Company to Optionee at any time prior to the date hereof. By execution hereof, Optionee hereby confirms that, except for this Option, Optionee has no other rights of any kind whatsoever to acquire securities of the Company.
19. Arbitration of Disputes. Any dispute or controversy concerning the Option or otherwise with respect to the rights of Optionee under this Agreement, including a dispute pertaining to the validity of this Section 16, shall be resolved through binding arbitration before a single arbitrator in San Diego County, California in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction. Each party shall bear such party’s own legal fees and other costs of such arbitration proceedings, and the parties shall each pay one-half of the costs of the arbitrator and of the American Arbitration Association. The arbitrator shall have no authority to require either party to pay the attorneys’ fees or costs of the other party as part of the arbitration award.
20. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California.
[ remainder of page intentionally left blank; signature page follows ]

4

IN WITNESS WHEREOF, the parties hereto have executed this Nonqualified Stock Option Agreement as of the day and year first above written.

THE "COMPANY"		"OPTIONEE"
AUTOGENOMICS, INC.

By:
	Fareed Kureshy	Signature of Optionee
Title:	President & CEO

Optionee's Address:

Facsimile No.:

[ Signature Page for Nonqualified Stock Option Agreement for Qualified
Participants Under 2000 Equity Incentive Plan of AutoGenomics, Inc. ]

5

NONQUALIFIED STOCK OPTION AGREEMENT
This Nonqualified Stock Option Agreement (this “Agreement”) is made and entered into as of AWARD DATE, YEAR (the “Date of Grant”), by and between AutoGenomics, Inc., a California corporation (the “Company”), and NAME (“Optionee”).
R E C I T A L S
A. The Board of Directors (the “Board”) has adopted and approved the 2000 Equity Incentive Plan of the Company (the “Plan”), a copy of which is attached hereto as Exhibit I, for the purpose of granting stock options and the right to purchase common stock of the Company to employees and directors of, and advisors and consultants to, the Company.
B. The Board has authorized the granting of a stock option under the Plan to Optionee on the terms and subject to the conditions of this Agreement.
A G R E E M E N T
In consideration of the foregoing recitals and of the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:
1. Grant. The Company hereby grants to Optionee an option (the “Option”) to purchase up to a maximum of XX,XXX shares (the “Shares”) of the voting common stock of the Company (“Common Stock”), on the terms and subject to the conditions of this Agreement and the Plan. The Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
2. Exercise Price. The price at which Optionee shall be entitled to purchase the Shares is $XX.XX per share (the “Exercise Price”).
3. Vesting Provisions. The Option shall be deemed vested, (i.e., exercisable) in equal annual installments of X,XXX Shares (25% of the total number of Shares) each on an anniversary of the Date of Grant, such that, from and after the fourth anniversary of the Date of Grant, the Option shall be vested as to all of the Shares and fully exercisable. These installments shall be cumulative, such that Optionee may exercise the Option as to any or all of the Shares covered by any installment at any time or times after such installment vests and prior to termination of the Option. The foregoing notwithstanding, except to the extent the Option vests upon the termination of Optionee’s status as an advisor to the Company as provided above, the Option shall cease vesting upon the termination of Optionee’s status as an advisor to the Company for any reason. Optionee may, under certain circumstances and subject to certain conditions described below, exercise all or any part of this Option prior to the date on which it vests.

4. Exercise and Delivery of Shares. The Option may be exercised only before it expires, and shall be exercisable at any time prior to termination by delivering (i) written notice to the Company specifying the number of full Shares to be purchased, (ii) payment of the Exercise Price in cash, by check, or in such other form of lawful consideration as the Board may approve, and (iii) an executed Restricted Stock Purchase Agreement in the form attached hereto as Exhibit II together with two executed, undated stock powers as provided in the Restricted Stock Purchase Agreement. At any time prior to the termination of Optionee’s status as an advisor to the Company, the Option may be exercised as to all or any portion of the Option that has not vested (an “early exercise”); provided, however, that the Shares purchased upon an early exercise shall be deemed “Restricted Shares” and shall be subject to the Company’s repurchase right at cost as set forth in Section 10 below. The Shares that initially constitute Restricted Shares as the result of an early exercise shall cease to be Restricted Shares at the same rate as, and only to the extent that, that portion of this Option that was exercised to purchase such Restricted Shares would have vested (sometimes referred to herein as “reverse vesting”). For example, if this Option has vested as to 25% of the Shares covered hereby and the Optionee makes an early exercise of this Option in full, then 75% of the Shares covered hereby will be deemed Restricted Shares and, such Restricted Shares will cease to be Restricted Shares (i.e., reverse vest) as provided in Section 3 above. To the extent the Option is exercised in part but not in full, (i) an exercise shall

1

be deemed to represent an election to exercise the Option to the extent vested and any additional Shares shall be deemed Restricted Shares and (ii) the Restricted Shares will be deemed to reverse vest until all of such shares have ceased to be Restricted Shares before the remaining unexercised portion of the Option shall continue to vest as provided in Section 3 above. Except as otherwise expressly provided herein, vesting of the Option (and reverse vesting of any Restricted Shares) shall cease upon the termination of Optionee’s status as an advisor to the Company for any reason.
5. Termination. This Agreement and the Option shall terminate upon the first to occur of the following:
(a) Ten years from the date of this Agreement;
(b) The termination of the Option as provided in Sections 13 and 14 of the Plan;
(c) The termination of Optionee’s status as an advisor to the Company for Cause (as such term is defined in Section 3 of Exhibit II (the Restricted Stock Purchase Agreement) attached hereto); and
(d) Three months after the termination of Optionee’s status as an advisor to the Company, in the event such status is terminated by Optionee or by the Company for other than Cause (unless such status terminates due to retirement, death or disability or Optionee dies or becomes disabled within three months of the date on which such status is terminated (other than by the Company for Cause), in which case this Agreement and the Option shall terminate six months after Optionee’s status as an advisor to the Company terminates).

6. Nontransferability of Option. The Option may not be assigned or transferred, except by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to one or more beneficiaries of Optionee upon the death of Optionee. During the lifetime of Optionee, the Option shall be exercisable only by Optionee. After the death of Optionee, the Option may be exercised prior to its termination only by Optionee’s legal representative, legatee or a person who acquired the right to exercise the Option by reason of the death of Optionee. Any attempt to assign or transfer the Option contrary to the provisions hereof shall be null and void.
7. Adjustments. Pursuant to Sections 12 and 13 of the Plan, the number or kind of shares issuable upon exercise of the Option and/or the Exercise Price is subject to adjustment in the event of certain stock splits, stock dividends, recapitalizations, reorganizations or similar capital adjustments and in connection with certain mergers, consolidations and asset sales.
8. Compliance With Securities Law. Optionee agrees to exercise the Option in compliance with all applicable federal and state securities laws and agrees to cooperate with the Company in taking any and all action which may be deemed necessary or desirable to ensure such compliance.
9. Tax Consequences of Exercising this Option. This Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. Under the Code, upon exercise of the Option, the difference between the exercise price of the Option and the fair market value of the Shares purchased at the time of such exercise is taxable as ordinary income and is subject to applicable withholding taxes. To the extent that Optionee elects to make an early exercise of the Option, however, Section 83(a) of the Code provides that with respect to any Restricted Shares (i.e., shares that are subject to the Company’s repurchase right at cost as provided below), the recognition of ordinary income occurs at such time as such shares vest and cease to be Restricted Shares subject to the Company’s repurchase right at cost, such that the difference between the exercise price of the Option and the fair market value of the Shares at such time as such shares vest and cease to be Restricted Shares (the “Spread”) is taxable as ordinary income, subject to withholding taxes, as of the date such shares vest and cease to be Restricted Shares. (Under the Code, the Company’s repurchase right is deemed to constitute a “substantial risk of forfeiture” and the Code delays the recognition of the Spread until there is no substantial risk of forfeiture.) Individuals may elect to recognize the entire Spread at the time of such early exercise, rather than when and as the Company’s repurchase right expires, by filing an election under Section 83(b) of the Code (a “Section 83(b) Election”) with the Internal Revenue Service within 30 days from the date of such early exercise. The making of an 83(b) Election will subject the individual making such election to additional ordinary income tax in the year of such early exercise, but will eliminate any ordinary income taxes related to such early exercise in future years. Depending on the Spread at the time of exercise and the Spread at the time the Restricted Shares vest, this could reduce (but could, under certain

2

circumstances, also increase) the amount of tax that such individual would ultimately need to pay in connection with the exercise of the Option. The decision to make an 83(b) election is a complex one and should be reviewed carefully with a tax advisor. Optionee acknowledges, agrees and understands that (i) Optionee shall determine whether or not to make a Section 83(b) Election, (ii) Optionee shall be responsible for timely filing with the Internal Revenue Service the form necessary to make a Section 83(b) Election if Optionee chooses to make a

Section 83(b) Election, and (iii) if Optionee makes a Section 83(b) Election, a copy of such election form must also be (x) filed with Optionee’s federal income tax return for the tax year in which the early exercise is made and (y) provided to the Chief Financial Officer of the Company. Optionee understands that the failure to file such a Section 83(b) election in a timely manner may result in adverse tax consequences to Optionee.
10. Company’s Repurchase Right at Cost. During the 90 day period following termination of Optionee’s status as an advisor to the Company for any reason whatsoever (or in the case of Shares issued upon exercise of this Option in accordance with its terms after the date of termination, within 90 days after the date of such exercise), the Company shall have the right to repurchase from Optionee any or all of the Shares that constitute Restricted Shares as of the date of such termination (or subsequent exercise, as applicable) for an amount equal to the original purchase price therefor, as is more fully set forth in Section 3 of Exhibit II (the Restricted Stock Purchase Agreement) attached hereto.
11. Delivery of Financial Information. The Company shall provide financial statements for the Company at least annually to Optionee so long as the Option remains exercisable or, to the extent Optionee has exercised the Option, so long as Optionee continues to hold Shares purchased upon exercise hereof. (The Company shall have the right to require Optionee to confirm such fact in writing as a condition to receipt of such financial information). Acceptance of the Option shall constitute an agreement by Optionee to hold all such financial information as confidential and not to disclose such financial information to any third party other than Optionee’s family members, legal counsel and financial advisors, all of whom shall be advised of the confidential nature of such information.
12. Issue, Transfer Taxes and Other Expenses. The Company shall pay any and all original issue and stock transfer taxes that may be imposed on the issuance or sale of Shares acquired pursuant to the exercise of the Option, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.
13. Payment of Income Taxes. The Company or any applicable subsidiary may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such subsidiary to Optionee the requisite tax upon the amount of taxable income, if any, recognized by Optionee in connection with the exercise of the Option or the sale of Common Stock issued upon the exercise of the Option, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company’s or such subsidiary’s concurrent or next payment of wages, salary, bonus or other income to Optionee or by payment to the Company or such subsidiary by Optionee of the required withholding tax, as the Board may determine.
14. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of personal service, (ii) on the third business day after mailing, if the document is mailed by registered mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or (iv) on the date of transmission if sent by facsimile or other means of electronic transmission, with receipt confirmed. Any such notice shall be delivered or addressed (x) to Optionee at the address set forth below Optionee’s signature to this Agreement or at the most recent address specified by Optionee through written notice under this provision and (y) to the Company at the Company’s principal executive office. Failure to conform to the requirements of this Section shall not defeat the effectiveness of notice actually received by the addressee.
15. Option Subject to Plan. The Option is subject to and shall be governed by the terms of the Plan, a copy of which is attached hereto. Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board (or any committee of the Board to which administration of the Plan may be delegated) upon any questions arising under the Plan.

3

16. Rights as a Stockholder. Neither Optionee nor any legal representative, heir or legatee of Optionee shall have any rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to Optionee or such representative, heir or legatee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Sections 12 and 13 of the Plan.
17. No Rights to Existing Status. Nothing contained in this Agreement or in the Plan shall confer on Optionee any right to continue his or her existing status as an advisor to the Company or shall limit the ability of the Company or any subsidiary to terminate, with or without cause, in its sole discretion, Optionee’s status as an advisor to the Company.
18. Waiver. Optionee agrees that the Option granted hereunder represents Optionee’s only right to purchase securities of the Company as of the date hereof, and supersedes any prior promises, understandings or agreements to grant any such right to Optionee or to sell any security of the Company to Optionee at any time prior to the date hereof. By execution hereof, Optionee hereby confirms that, except for this Option, Optionee has no other rights of any kind whatsoever to acquire securities of the Company.
19. Arbitration of Disputes. Any dispute or controversy concerning the Option or otherwise with respect to the rights of Optionee under this Agreement, including a dispute pertaining to the validity of this Section 16, shall be resolved through binding arbitration before a single arbitrator in San Diego County, California in accordance with the Commercial Rules of Arbitration of the American Arbitration Association then in effect. The award of the arbitrator may be enforced in any court of competent jurisdiction. Each party shall bear such party’s own legal fees and other costs of such arbitration proceedings, and the parties shall each pay one-half of the costs of the arbitrator and of the American Arbitration Association. The arbitrator shall have no authority to require either party to pay the attorneys’ fees or costs of the other party as part of the arbitration award.

20. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California.
[ remainder of page intentionally left blank; signature page follows ]

4

IN WITNESS WHEREOF, the parties hereto have executed this Nonqualified Stock Option Agreement as of the day and year first above written.

THE "COMPANY"		"OPTIONEE"
AUTOGENOMICS, INC.		NAME

By:
	Fareed Kureshy	Signature of Optionee
Title:	President & CEO

Optionee's Address:
ADDRESS
CITY, STATE ZIP
Facsimile No.:
Phone No.:
Email.:

[ Signature Page for Nonqualified Stock Option Agreement for Qualified
Participants Under 2000 Equity Incentive Plan of AutoGenomics, Inc. ]

5